Goodwill and Other Intangibles	12 Months Ended
Dec. 31, 2011
Goodwill and Other Intangibles [Abstract]
GOODWILL AND OTHER INTANGIBLES
9.	GOODWILL AND OTHER INTANGIBLES

Goodwill and other intangible assets arising from the acquisition of CLA Agency, Inc. (“CLA”), FMS Financial Corporation (“FMS”), and Paul Hertel & Company were accounted for in accordance with the accounting guidance in FASB ASC Topic 350 for Intangibles—Goodwill and Other. The other intangibles are amortizing intangibles, which primarily consist of a core deposit intangible which is amortized over an estimated useful life of ten years. As of December 31, 2011, the core deposit intangible net of accumulated amortization totaled $8.3 million. The remaining balance of other amortizing intangibles includes customer lists amortized over an estimated weighted average useful life of approximately 12 years.

Goodwill and other indefinite lived intangible assets are not amortized on a recurring basis, but rather are subject to periodic impairment testing. During the quarter ended December 31, 2011, the Company adopted the amendments included in ASU 2011-08, which allow an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. Management reviewed qualitative factors for the Bank and Beneficial Insurance Services, LLC, including financial performance, market changes and general economic conditions and determined that it was more likely than not that the fair value of each reporting unit was greater than its carrying amount as of December 31, 2011. As a result, management concluded that there was no impairment of goodwill during the year ended December 31, 2011.

During 2010, the impairment test for goodwill required the Company to compare the fair value of business reporting units to their carrying value, including assigned goodwill, on an annual basis. In addition, goodwill is tested more frequently if changes in circumstances or the occurrence of events indicate impairment potentially exists. The goodwill impairment analysis estimated the fair value of equity using discounted cash flow analyses which required assumptions, as well as guideline company and guideline transaction information, where available. The inputs and assumptions specific to each reporting unit are incorporated in the valuations including projections of future cash flows, discount rates, the fair value of tangible and intangible assets and liabilities, and applicable valuation multiples based on the guideline information. We assessed the reasonableness of the estimated fair value of the reporting units by giving consideration to our market capitalization over a reasonable period of time. Management performed a goodwill impairment analysis as of December 31, 2010 and determined the fair value for each reporting unit was in excess of its carrying amount. As a result, management concluded that there was no impairment of goodwill during the year ended December 31, 2010.

During 2009, overall economic conditions and increased competition significantly impacted the financial results of Beneficial Insurance Services, LLC. As a result, the Company conducted an impairment evaluation of the goodwill specifically related to Beneficial Insurance Services, LLC, which indicated a decline in fair value, causing the Company to record an impairment charge of $1.0 million.

Other intangible assets subject to amortization are evaluated for impairment in accordance with authoritative guidance. An impairment loss will be recognized if the carrying amount of the intangible asset is not recoverable and exceeds fair value. The carrying amount of the intangible is not considered recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use of the asset. Based on the Company’s December 31, 2011 impairment analysis of other intangible assets, management determined that the fair value for each intangible asset was in excess of its respective carrying amount and therefore there was no impairment to other intangible assets.

Goodwill and other intangibles at December 31, 2011 and December 31, 2010 are summarized as follows:

(Dollars in thousands)	Goodwill	Core Deposit Intangible	Customer Relationships and other
Balance at December 31, 2010	$110,486	$10,968	$5,951
Adjustments:
Impairment	—	—	—
Amortization	—	(2,636)	(949)

Balance at December 31, 2011	$110,486	$8,332	$5,002

The following table summarizes amortizing intangible assets at December 31, 2011 and 2010:

	2011			2010
(Dollars in thousands)	Gross	Accumulated Amortization	Net	Gross	Accumulated Amortization	Net
Amortizing Intangibles:
Core Deposits	$23,215	(14,883)	$8,332	$23,215	($12,247)	$10,968
Customer Relationships and Other	10,251	(5,249)	5,002	10,251	(4,300)	5,951

Total Amortizing Intangibles	$33,466	(20,132)	$13,334	$33,466	($16,547)	$16,919

Aggregate amortization expense was $3.6 million, $3.5 million and $3.6 million for the years ended December 31, 2011, 2010, and 2009, respectively. Amortization expense for the next five years and thereafter is expected to be as follows:

(Dollars in thousands)
Year	Expense
2012	$3,010
2013	2,141
2014	2,045
2015	2,056
2016	2,067
2017 and thereafter	2,015